EXHIBIT (a)(11)


                       Important Info for CZ Shareholders

             Initial acceptance period for tendering shares expires
                     March 15, 2004 at 24:00h German time,
                            6:00 p.m. New York time
             If you decide to tender your shares, documents must be
                            received by these times.

                        Questions at 1-877-750-5836 U.S.
                             00-800-5600815 Germany

             Celanese AG Board of Management and Supervisory Board
            have recommended that shareholders accept the offer from
                     BCP Crystal Acquisition GmbH & Co KG.
         For information related to the offer, including copies of the reasoned opinions of the Board of Management and of the
           Supervisory Board, and of the solicitation/recommendation
              statement on Schedule 14D-9, which has been filed by
                Celanese AG with the US Securities and Exchange
                             Commission, click here



                           Important 401(k) Reminder

            Initial acceptance period for tendering shares allocable
                  to units in the Celanese Stock Fund expires
                   March 11, 2004 at 5:00 p.m. New York time
             If you decide to tender your shares, documents must be
                             received by that time.

                          Questions at 1-888-788-1635
                            Mellon Investor Services

             Celanese AG Board of Management and Supervisory Board
                 have recommended that shareholders accept the
                offer from BCP Crystal Acquisition GmbH & Co KG.
         For information related to the offer, including copies of the reasoned opinions of the Board of Management and of the
           Supervisory Board, and of the solicitation/recommendation
              statement on Schedule 14D-9, which has been filed by
                Celanese AG with the US Securities and Exchange
                             Commission, click here



                       Important Info for CZ Shareholders

             Initial acceptance period for tendering shares expires
                     March 15, 2004 at 24:00h German time,
                            6:00 p.m. New York time
             If you decide to tender your shares, documents must be
                             received by that time.

                        Questions at 1-877-750-5836 U.S.
                             00-800-5600815 Germany

             Celanese AG Board of Management and Supervisory Board
            have recommended that shareholders accept the offer from
                     BCP Crystal Acquisition GmbH & Co KG.
         For information related to the offer, including copies of the reasoned opinions of the Board of Management and of the
           Supervisory Board, and of the solicitation/recommendation
              statement on Schedule 14D-9, which has been filed by
                Celanese AG with the US Securities and Exchange
               Commission, visit the One.Celanese intranet site.



                            Important 401(k) Reminder

            Initial acceptance period for tendering shares allocable
                  to units in the Celanese Stock Fund expires
                   March 11, 2004 at 5:00 p.m. New York time
             If you decide to tender your shares, documents must be
                             received by that time.

                          Questions at 1-888-788-1635
                            Mellon Investor Services

             Celanese AG Board of Management and Supervisory Board
            have recommended that shareholders accept the offer from
                     BCP Crystal Acquisition GmbH & Co KG.
         For information related to the offer, including copies of the reasoned opinions of the Board of Management and of the
           Supervisory Board, and of the solicitation/recommendation
              statement on Schedule 14D-9, which has been filed by
                Celanese AG with the US Securities and Exchange
               Commission, visit the One.Celanese intranet site.